SUMMARY PROSPECTUS

Roundhill Gold WeeklyPay™ ETF

(Cboe BZX– GLDW)

May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.roundhillinvestments.com/etf/gldw. You can also get this information at no cost by calling (855) 561-5728 or by sending an email request to etfs@roundhillinvestments.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus.

The Fund’s primary investment objective is to pay weekly distributions. The Fund’s secondary investment objective is to provide calendar week returns, before fees and expenses, that correspond to 1.2 times (120%) the calendar week total return of shares of the SPDR® Gold Trust (NYSE Arca: GLD) (the “Gold ETF”). A “calendar week” is measured from the close of trading on the final day of the week that the New York Stock Exchange (“NYSE”) is open for trading on one week to the close of trading on the final day of the subsequent week that the NYSE is open for trading. Over time, the Fund’s returns could vary in amount and direction from the stated multiple. The Adviser intends for all or a significant portion of the Fund’s weekly distributions to be characterized as return of capital but cannot make assurances that this will be the case. Return of capital is neither income nor profit.

Accordingly, the Fund presents risks that are very different from most mutual funds and ETFs. The Fund is riskier than alternatives that do not use leverage because the Fund magnifies the performance of the security to which it has exposure.

The Fund is not suitable for all investors. It is only suitable for knowledgeable investors who understand how the Fund operates and for those investors who actively monitor and manage their investments. Investors who do not understand the Fund’s strategy and the returns that it seeks to provide, or do not intend to actively monitor and manage their investment in the Fund, should not invest in the Fund.

There is no assurance that the Fund will achieve its weekly leveraged investment objective. Additionally, an investment in the Fund could lose money, including the full principal value of his/her investment within a single week. An investor for whom these stipulations are not acceptable should not invest in the Fund.

Roundhill Gold WeeklyPay™ ETF

Investment Objectives

The Fund’s primary investment objective is to pay weekly distributions. The Fund’s secondary investment objective is to provide calendar week returns, before fees and expenses, that correspond to 1.2 times (120%) the calendar week total return of shares of the SPDR® Gold Trust (NYSE Arca: GLD) (the “Gold ETF”). The Fund does not seek to and will not achieve its secondary investment objective for a period of time other than a calendar week.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.99%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.99%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period October 29, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve its investment objectives by investing in total return swap agreements and common stock that in aggregate return approximately 1.2 times (120%) the calendar week total return of shares of the Gold ETF while making weekly distribution payments to shareholders. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in swaps that utilize the Gold ETF as the reference asset and in shares of the Gold ETF. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. There is no guarantee that the Fund will successfully provide returns that correspond to approximately 1.2 times (120%) the calendar week total return of shares of the Gold ETF.

The Fund will make weekly distribution payments to shareholders. The amount of each week’s distribution is based upon a formula that incorporates a number of dynamic market-based inputs, including the recent total return of Gold ETF shares and the implied volatility of Gold ETF shares. Accordingly, the Fund’s weekly distribution should be expected to change from week to week. The Adviser intends for all or a significant portion of the Fund’s weekly distributions to be characterized as return of capital, though it can make no assurances this will be the case. Return of capital is neither income nor profit. Return of capital represents a return of a portion of a Fund shareholder’s invested capital and is not taxable in the year it is received unless the distribution exceeds a shareholder’s basis in the Fund. However, a return of capital may result in an increase in a later gain on a sale of Fund Shares or a reduction of a loss.

In addition to making weekly distribution payments to shareholders, the Fund seeks to provide 1.2 times (120%) exposure to the total return of Gold ETF shares over a given calendar week. The implication of an investment strategy that seeks to provide a weekly return that is approximately 1.2 times (120%) the calendar week total return of shares of the Gold ETF is that if the Gold ETF experiences an increase in value over a given calendar week, the Fund could be expected to experience a gain approximately 20% larger than the gain experienced by the Gold ETF. Conversely, if the Gold ETF experiences a decrease in value over a given calendar week, the Fund could be expected to experience a loss approximately 20% larger than the loss experienced by the Gold ETF.

On the close of the last business day every calendar week, the Fund’s exposure will be reset to approximately 1.2 times (120%). The reset of the leverage factor may result in either a decrease or increase in notional exposure, depending on the performance of the Gold ETF over the course of a given week. Therefore, the Fund will provide exposure to the weekly total return of Gold ETF shares. Accordingly, the Fund is not an appropriate investment for investors seeking exposure to the daily total return of Gold ETF shares.

A “calendar week” is measured from the close of trading on the final day of the week that the New York Stock Exchange (“NYSE”) is open for trading on one week to the close of trading on the final day of the subsequent week that the NYSE is open for trading. For example, if Thursday is the last day of the week that the NYSE is open for trading in a given week, and Friday is the last day of the subsequent week that the NYSE is open for trading, the Fund will provide exposure to the performance of Gold ETF shares from the close of trading on Thursday until the close of trading on the following Friday.

The Fund seeks to achieve its investment objectives without regard to overall market movement or the increase or decrease in the value of Gold ETF shares. Accordingly, the Fund will not take defensive positions.

In addition to the swap agreements and shares of the Gold ETF, the Fund will also invest significantly in short-term U.S. Treasury securities, short-term U.S. Treasury ETFs, and money market funds that will be used to collateralize such agreements.

The Fund will be concentrated in instruments or investments that provide exposure to gold.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

It is critical that investors understand the following:

1.	An investment in the Fund is not an investment in the Gold ETF.

2.	The Fund’s strategy is subject to all potential losses if Gold ETF shares decrease in value, and may lose all of its value if shares of the Gold ETF decrease by 83.33 percent over the course of any calendar week.

3.	All or a significant portion of the Fund’s weekly distributions may be characterized as a return of capital.

Additional Information About the Gold ETF

The Gold ETF is organized as a Delaware statutory trust, issuing shares that represent fractional, undivided beneficial interests in its net assets, which consist almost exclusively of gold. The Gold ETF aims to closely track gold’s price performance. The Gold ETF is not registered as an investment company under the 1940 Act and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the 1940 Act. Additionally, its sponsor is not registered with the SEC as an investment adviser and, therefore, is not subject to SEC regulation in that capacity regarding its activities related to managing the Gold ETF. Moreover, the Gold ETF is not classified as a commodity pool under the Commodity Exchange Act of 1936, as amended (the “CEA”), and consequently, its sponsor is not regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator or commodity trading advisor with respect to its operation of the Gold ETF.

The Gold ETF (File No. 333-267520 and 001-32356) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the informational requirements of the Exchange Act. Information provided to or filed with the SEC by the Gold ETF pursuant to the Exchange Act, including financial reports, proxy and information statements, and other information regarding the Gold ETF, can be located through the SEC’s website at www.sec.gov. Neither the Fund, the Trust, the Adviser nor the Sub-Adviser, nor any of their respective affiliates, make any representations to investors as to the performance of the Gold ETF.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

GOLD ETF INVESTING RISKS. The Fund will have significant exposure to the Gold ETF through its investments in shares of the Gold ETF and swap agreements that utilize the Gold ETF as the reference asset. Accordingly, the Fund will subject to the risks of the Gold ETF, set forth below. In addition to these risks, the Gold ETF is also subject to the following risks to which the Fund is also subject, which are described within the section entitled “Principal Risks”: Market Risk, Asset Class Risk, Concentration Risk, Current Market Conditions Risk, Cybersecurity Risk, Equity Securities Risk, Operational Risk and Structural ETF Risk.

GOLD RISK. Gold prices are affected by the physical supply of gold from mining and recycling, as well as demand from sectors such as jewelry, technology and central bank purchases. Changes in production levels, mining costs and geopolitical developments in gold-producing countries may materially impact supply. Additionally, gold is often viewed as a hedge against inflation and currency devaluation. Accordingly, changes in interest rates, inflation expectations or monetary policy actions by central banks can significantly affect gold prices. A rise in interest rates may reduce the appeal of gold, which does not produce interest income. Gold is also commonly perceived as a “safe haven” asset during periods of political instability, market stress or global economic downturns. However, there is no guarantee that gold will provide the sought-after returns during such periods. Conversely, during periods of economic expansion or risk-on sentiment, investor demand for gold may diminish, adversely affecting its price. Changes in regulations affecting gold trading or the taxation of precious metals may also affect the market for gold and, therefore, the Gold ETF’s performance. If the value of gold declines, or if the price of gold fails to rise during periods of inflation, currency devaluation or financial stress, the Gold ETF’s investments could underperform or experience significant losses. There is no assurance that gold will maintain its historical role as a store of value or inflation hedge in future market environments.

CUSTODY RISK. There is a risk that some or all of the Gold ETF’s gold bars held by its custodian (the “GLD Custodian”) or any subcustodian on behalf of the Gold ETF could be lost, damaged or stolen. Access to the Gold ETF’s gold bars could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Gold ETF and, consequently, cause significant negative consequences with regard to investments linked to the Gold ETF. Shareholders’ recourse against the Gold ETF, the Gold ETF’s trustee (the “GLD Trustee”) and the Gold ETF’s sponsor, under New York law, the GLD Custodian, under English law, and any subcustodians under the law governing their custody operations is limited. The Gold ETF does not insure its gold. The GLD Custodian maintains insurance with regard to its business on such terms and conditions as it considers appropriate which does not cover the full amount of gold. The Gold ETF is not a beneficiary of any such insurance and does not have the ability to dictate the existence, nature or amount of coverage. Therefore, the Gold ETF shareholders cannot be assured that the GLD Custodian will maintain adequate insurance or any insurance with respect to the gold held by the Custodian on behalf of the Gold ETF. In addition, the GLD Custodian and the GLD Trustee do not require any direct or indirect subcustodians to be insured or bonded with respect to their custodial activities or in respect of the gold held by them on behalf of the Gold ETF. Consequently, a loss may be suffered with respect to the Gold ETF’s gold which is not covered by insurance and for which no person is liable in damages.

LEVERAGE RISK. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objectives than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the weekly performance of shares of the Gold ETF will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.2% for every 1% weekly decline in the market value of the Gold ETF shares, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the market value of the Gold ETF shares decline more than 83.33% over a calendar week. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Gold ETF shares.

SWAP AGREEMENTS RISK. The Fund will utilize swap agreements to derive its exposure to shares of the Gold ETF. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

LIQUIDITY RISK. The market for swap agreements that reference the Gold ETF shares may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of swap agreements on the Gold ETF shares.

CONCENTRATION RISK. The Fund is susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in instruments or investments that provide exposure to gold.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet regulatory or contractual requirements for derivatives. The use of derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a weekly basis. Such frequent distributions may expose investors to increased tax liabilities. However, these distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because a portion of the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases Fund Shares shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

EQUITY SECURITIES RISK. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

ETF RISK. The Fund may invest in ETFs. The value of an ETF held by the Fund will fluctuate over time based on fluctuations in the values of the assets held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those assets. When the Fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. Brokerage, tax and other expenses may negatively impact the performance of the ETF and, in turn, the value of the Fund Shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LARGE SHAREHOLDER RISK. Certain shareholders, including affiliated funds advised by the Adviser, may from time to time own a significant portion of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser (“Affiliate”), an authorized participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period solely to facilitate the commencement of the Fund or to help the Fund achieve a specified size or scale. There can be no assurance that any large shareholder will not redeem its investment, that the size of the Fund will be maintained at such levels, or that the Fund will continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

To the extent that a significant percentage of the Fund’s shares are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Adviser or an Affiliate has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or an Affiliate. This may adversely affect the Fund’s performance if the Adviser is forced to sell portfolio securities or invest cash when it would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s gross expense ratio. Large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would, particularly if the Fund accepts cash for an order for the purchase of creation units of the Fund’s shares.

LEGISLATION AND LITIGATION RISK. Legislation or litigation that affects the value of assets or securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain assets or securities in which the Fund invests. In addition, litigation regarding any of the assets or securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objectives. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

SPECIAL TAX RISK. The Fund intends to qualify as a “regulated investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

The Fund intends to treat the income it derives from gains on swaps referencing the Gold ETF as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. It has adopted this position in reliance on an opinion obtained from counsel that income from such investments should constitute “qualifying income,” as shares of the Gold ETF constitute “securities” under Section 2(a)(36) of the 1940 Act. However, this opinion is not binding upon the Internal Revenue Service (“IRS”). If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its investment objectives.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Non-Principal Risks

REGULATED INVESTMENT COMPANY TAX RISKS. The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Performance

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.roundhillinvestments.com/etf/gldw.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Each has served as a portfolio manager since the Fund’s inception in October 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/gldw.

Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.roundhillinvestments.com/etf/gldw.

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